SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2004
                                                           -----------

                               Clarus Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         0-24277                 58-1972600
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


One Pickwick Plaza, Greenwich, Connecticut                         06830
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (203) 302-2000
                                                    ---------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press Release dated May 6, 2004 with respect to the Registrant's financial results for the first quarter ended March 31, 2004 (furnished only).

Item 12. Disclosure of Results of Operations and Financial Condition

On May 6, 2004, the Registrant issued an earnings press release announcing financial results for the first quarter ended March 31, 2004. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 6, 2004

CLARUS CORPORATION

By:  /s/ Nigel P. Ekern
     ----------------------------
     Nigel P. Ekern,
     Chief Administrative Officer


By:  /s/ Susan Luckfield
     ----------------------------
         Susan Luckfield,
         Controller

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                                  EXHIBIT INDEX

Number                                       Exhibit
------                                       -------

Exhibit 99.1                                 Press Release dated May 6, 2004